UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2018

EATON VANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	1 – 8100	04-2718215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two International Place, Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

INFORMATION INCLUDED IN THE REPORT

Departure of Directors or Certain Officers; Election of Directors; Appointment of

Item 5.02	Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2018 the Board of Directors and the holders of voting common stock (the “Voting Stockholders”) of Eaton Vance Corp. (the “Company”) approved the 2018 Parametric Phantom Incentive Plan (“Parametric Incentive Plan”), a copy of which is filed herewith as Exhibit 10.1.

The Parametric Incentive Plan is a long-term incentive program for key employees of Parametric Portfolio Associates LLC. The Parametric Incentive Plan contemplates, among other things, the issuance of shares of the Company’s non-voting common stock pursuant to the 2013 Omnibus Incentive Plan, as amended and restated, in settlement of grants made in accordance with the Parametric Incentive Plan.

The description of the Parametric Incentive Plan is qualified in its entirety by the actual plan document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

An annual meeting of the Voting Stockholders of the Company was held on January 10, 2018. All of the 442,932 outstanding shares of the Company’s voting common stock were represented in person or by proxy at the meeting.

The following matters received the affirmative vote of all of the outstanding voting common stock and were approved:

  The minutes of the previous annual meeting of Voting Stockholders held on January 11, 2017.

  The annual report to shareholders of the Company for the fiscal year ended October 31, 2017.

  The election of the following individuals as directors to hold office until the next annual meeting and until their successors are elected and qualify:

Ann E. Berman
Thomas E. Faust Jr.
Leo I. Higdon, Jr.

Brian D. Langstraat
Dorothy E. Puhy
Winthrop H. Smith, Jr.

Richard A. Spillane, Jr.

  The selection of the firm Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending October 31, 2018.

  The ratification of the acts of the Board of Directors since the previous annual meeting of Voting Stockholders held on January 11, 2017.

Furthermore, the disclosure under Item 5.02 of this Current Report on Form 8-K in connection with the approval of the Parametric Incentive Plan is incorporated into this Item 5.07 by reference. The Company’s Voting Stockholders approved the matters in Item 5.02 of this Current Report on Form 8-K by unanimous written consent on January 10, 2018.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Document
10.1	2018 Parametric Phantom Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.

(Registrant)

Date:	January 12, 2018	/s/ Laurie G. Hylton
Laurie G. Hylton, Chief Financial Officer